AEGION™ | 2012 INVESTOR DAY

WHAT'S THE DIFFERENCE?

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this Investor Presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission under the name Aegion Corporation on February 28, 2012 and in the Company's subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, our actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, we do not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its periodic filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this Investor Presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion™, Insituform®, the Aegion™ logo, the Insituform® logo, InsituMain®, United Pipeline Systems®, Bayou Companies™, Corrpro®, Fibrwrap®, Fyfe™ and our other trademarks referenced herein are the registered and unregistered trademarks of Aegion Corporation and its affiliates.

AEGION™ | 2012 INVESTOR DAY

WHAT'S THE DIFFERENCE?

Joe Burgess, President and CEO

8 May 2012

Prior Investment Thesis Wasn't Working


AEGION ERA BEGINS
Energy & Mining
Commercial & Structural
Water & Wastewater
TRANSITION PERIOD
INSITUFORM TECHNOLOGIES ERA
>$1B
10% ROIC
Revenues
ROIC
Revenues in Millions
Return on Invested Capital
1,200
1,000
800
600
400
200
0
12%
10%
8%
6%
4%
2%
0%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012E

WHAT'S THE DIFFERENCE? | AEGION

What Is It We Do Well?

Structural Integrity
- Pipe, commercial building and other asset strengthening
- Unmatched experience in extending average asset design life
- High quality, long lasting performance
- 70 years of fabrication and welding experience

Market Expertise
- Understand the dynamics of municipal, energy and mining industries
- Strong brand recognition supports expansion of newer technologies into new markets
- Strong customer relationships and global reach brings solid foundation/platform for international growth



COMMERCIAL & STRUCTURAL
ENERGY & MINING
WATER & WASTEWATER
STRUCTURAL INTEGRITY
MARKET EXPERTISE
CORROSION AND ABRASION PROTECTION
MANUFACTURING

Corrosion and Abrasion Protection
- Non-disruptive technologies and services
- High-density polyethylene (HDPE) pipelining system for energy and mining pipelines
- Front-end engineering design and construction using cathodic protection technologies
- Base and specialized pipeline coatings and insulation services
- Cured-in-Place Pipe (CIPP) solutions for water/wastewater pipelines

Manufacturing
- Emphasis on product development and intellectual property
- Proprietary resin and epoxy formulations
- Manufacturing engineered solutions
- Custom design manufacturing and installation equipment for quality results
- ISO certified processes

WHAT'S THE DIFFERENCE? | AEGION™

Aegion Is…

A Diversified Growth and Return Oriented Company

Energy & Mining
Growth Outlook: Moderate to High



Pipeline Protection

- Strong energy demand sustaining commodity prices and capital spend
- Pipeline protection aided by regulatory/environmental concerns
- Strong market opportunities
  - North America Shale plays
  - Gulf of Mexico
  - Canadian Oil Sands
  - Middle East pipeline growth
  - Asia-Pacific economic growth

Commercial & Structural
Growth Outlook: High



Rehabilitation and Strengthening

- Fast growing commercial rehabilitation market
- North America addressable market[1]:
  - 2012: $650 million
  - 2016: > $1.5 billion
- Fyfe/Fibrwrap® driving conversion from traditional rehabilitation methods
- Strong need for force protection (seismic/anti-terrorism)

Water & Wastewater
Growth Outlook: Low to Moderate



Rehabilitation Linings

- Insituform® is the global leader in trenchless cured-in-place rehabilitation and well-positioned to execute under any market dynamics
- Global infrastructure needs are immense
- Municipal spending constraints due to U.S./European economic conditions
- Asia-Pacific infrastructure spending increasing

[1] IBIS Global Reports, May 2011 and Company Estimates

WHAT'S THE DIFFERENCE? | AEGION™

Why Does It Matter?

AEGION ASPIRES TO BE A SUSTAINABLE PREMIUM RETURN COMPANY – WE ARE DRIVING ROIC TO 15%



Return on Invested Capital 1
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.0%
1.0%
3.0%
1.0%
0.4%
2014E
14% - 15.0%
2012 Forecast ROIC
Revenue Growth
Gross Margin Expansion
OPEX Leverage
Manage Invested Capital
2014 Potential ROIC

[1] ROIC = NOPAT + Equity Earnings – Non-Controlling Interest / [(Total Assets – Non-Interest Bearing Liabilities) – (Cash and Cash Equivalents)]

PATH TO 15% ROIC

Energy & Mining

- Strong global market conditions driving global growth; margin expansion from improved mix of product/services and leverage
- Corrpro - Double digit revenue growth from international expansion and core market growth; increasing engineering services to drive operating margins to 15%
- Bayou – Growth from North American pipeline development; increasing margins from product mix (insulation and off shore market)
- UPS/CRTS – Strong international growth with project orientation (vs. establishing office locations) continuing to drive premium operating margins; focus will be on continually replacing large project activity with strong global customer relationships

Commercial & Structural

- Anticipate +30% revenue growth from focus on accelerating conversion rate from traditional rehabilitation methods to Fibrwrap®
- Expect premium pricing to drive strong gross margins with operating margins in the high teens

Water & Wastewater

- Mid-single digit global revenue growth supported by strong execution and earnings to cash conversion
- Expect global gross margins in the low 20s and operating margins in the high single digits to 10%

Invested Capital

- Grows as business expands, while cash conversion improves with mix of business towards industrial clients

Energy & Mining Has Powerful Products


TITE LINER®
CRTS ROBOTICS
INTERNAL COATING
EXTERNAL COATING
CONCRETE COATING
INSULATION COATING
CATHODIC PROTECTION

United Tite Liner®

Advantage: Proprietary and efficient installation methods

Geography: North America, Middle East, Australia, Chile, Argentina, Peru, Colombia

Products: High Density Polyethylene (HDPE)

Competitors: Unprotected steel, thicker linings

MARKET DYNAMICS

Strong commodity pricing driving increased global spending

Increasing international presence

CRTS Robotics

Advantage: Cost saving fast and efficient patented offshore technology

Geography: North America, Middle East

Products: Robotics train for inspecting, cleaning and applying anti-corrosive epoxy coatings

Competitors: No coatings or manual applications on land

MARKET DYNAMICS

Global offshore market pipeline development

Need for high efficiency

Bayou Coatings –

Advantage: Full service facilities in Southern US and Canada

Geography: North America, Gulf of Mexico

Products: FBE, 3-layer polyethylene, 3-layer polypropyne, concrete, insulation, rubberized asphalt

Competitors: Bredero Shaw, pipe mills producing smaller diameter pipe

MARKET DYNAMICS

Gulf of Mexico/Transcontinental pipeline development

US Shale Plays/Canadian Oil Sands development

Corrpro

Advantage: Industry leader in corrosion prevention with significant scale

Geography: North America, Middle East

Products: Engineering design, maintenance, monitoring and installation of cathodic protection systems

Competitors: Numerous small companies

MARKET DYNAMICS

Global pipeline development/ maintenance

Regulations increase spending

Energy & Mining Can Access Powerful Markets

ESTABLISH STRONG PRESENCE IN SUSTAINED CAPITAL SPEND MARKETS


Pipeline Markets
Sustained
Developing
Emerging

WHAT'S THE DIFFERENCE? AEGION

Fibrwrap® Opportunity into New Applications and Markets

$200 Million North American Fiber-Reinforced Polymer (FRP) Market


FRP SPEND=$200M
22%
46%
19%
11%
2%
Buildings
Pipeline
Transportation
Waterfront
Industrial

Source: IBIS Global Reports, May 2011

North American Market Dynamics

- Current addressable market for Fibrwrap® is $650 million
- Expect market to expand to more than $1.5 billion by 2016
- Market growth through greater acceptance by commercial owners and engineering firms
- Fyfe focus is on buildings, transportation, and pipelines

	3/31/12	12/31/11
Commercial & Structural Backlog	$19.2M	$19.7M

Strategy

North America

1. Investment to support accelerated conversion from traditional methods through account management approach
2. Seize opportunity to capture seismic and force protection opportunities especially in federal buildings
3. Invest for innovation to maintain patents and open new markets with new products

Asia-Pacific

1. Fyfe Asia acquisition gives Aegion access to key cities in the region including Hong Kong and Singapore
2. Collaborate with Insituform Asia-Pacific to introduce Fibrwrap® in Australia and other major cities in the region
3. Seismic reinforcement in Pacific rim represents a prime opportunity

Latin American Strategy

1. Focus on bridge and building markets where Fibrwrap® meets a critical need
2. Launch Fibrwap® in Brazil in next 12-18 months

Force Protection: Key End Market for Near-Term Investment

TYFO® FORCE PROTECTION SYSTEMS

- Reinforcement of industrial and government infrastructure from blast loads
  - → Large strain capacities provide ductility at only a fraction of an inch
- Alleviate secondary events such as progressive collapse
  - → Fibrwrap® combined with composite anchors provide continuity across load bearing columns
- Reinforce structures for forced entry
  - → Blast protected walls, reinforce brittle structures

OPERATIONAL PLAN

- Invest in key account management professionals for access to prime force protection markets such as federal buildings
- Over time, extend capabilities to international markets

FYFE
An Aegion™ Company

TYFO® TECHNOLOGIES

- **Fibrwrap®** systems provide a low cost, non-intrusive means to enhance resistance capacity of existing structures



- **Forced Entry System** technology reinforces brick walls to levels approved by the U.S. Department of State



- **Blast-Flex** provides high energy absorption for brittle structural members



- **Prefabricated blast walls** have typical wall thickness and weight, are easy to construct and can be finished with any type of materials



- **Cable Shield** is a proprietary rigid encapsulation product designed to protect bridge cables from direct blast charges or severing by torch or saw



Industry Dynamics Limit Water & Wastewater Growth Outlook

INSITUFORM® CURED-IN-PLACE PIPE REHABILITATION





- 40-year leader and pioneer in trenchless CIPP wastewater pipe rehabilitation
- Vertically integrated manufacturer and contractor of CIPP
- Global presence through scale

GLOBAL PIPELINE REHABILITATION



Capital Spend in $ Millions
12,000
10,000
8,000
6,000
4,000
2,000
0
Worldwide Network Rehab
Gap expected to widen from insufficient spend
CIPP Spend
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Source: Global Water Intelligence 2009

Insituform® U.S. Bidding Win Rate



Win Rate (%)
60.0%
40.0%
20.0%
0.0%
50% Average Win Rate
2006
2007
2008
2009
2010
2011
2012*

* Through First Quarter

INSITUFORM LEADERSHIP DESPITE INDUSTRY DYNAMICS

- The need for pipeline rehabilitation is unquestioned
- However, returns are low and municipal spending is not expected to narrow the gap
- Insituform created its leadership position through innovation and will preserve it through consistency and execution

WHAT'S THE DIFFERENCE? AEGION™

Execution Across All Three Platforms Defines 2012 Diluted EPS

Energy & Mining Growth Plus Commercial & Structural Segment Headline 2012 Diluted EPS



$0.86
$1.04
$1.54
$0.93
$1.40-$1.60
2008
2009
2010
2011
2012E

	3/31/12	12/31/11	3/31/11
Company Backlog ($M)	$495.0	$464.2	$392.9

2012 Growth Drivers

Energy & Mining
Revenues >$500 Million / Operating Margins >10%

- Strong growth from United and contributions from CRTS
- Large pipe shipments at Bayou's New Iberia, LA facility largely for offshore projects
- United Pipeline Systems and Corrpro expected to continue strong growth because of U.S. and international opportunities
  - → Corrpro revenue growth of roughly 15%; operating margins 11% to 12%

Commercial & Structural
Revenues $85 to $90 Million

- Favorable start to 2012 with robust bid table
- Full-year earnings contribution from Fyfe Group North America and expected pro forma year-over-year growth of 20% or more
- Closed Fyfe Latin America transaction in January and Fyfe Asia in April
- Fyfe Europe transaction expected to close by end of third quarter 2012

Water & Wastewater

- Improved operating margins for North American Water & Wastewater Rehabilitation from U.S. business
  - → Expect Revenues in 2012 down mid-single digits; operating margins in high single-digit range
  - → Sequential margin improvement from 4.6% in Q4 2011 to 5.7% in Q1 2012
- Continued growth expected in Canada and Australia
- Revise business structure in India; close out older projects in Singapore
- Focus on greater operating efficiencies in Asia by sizing opex requirements by individual projects instead of a going business concern approach
- Expand third-party product sales globally

Strong Recovery in Cash Flow from Operations in 2012

2008-2011 Uses of Cash



1% Stock Repurchases
Debt Payments 5%
Other [1]
3%
16%
CAPEX
Acquisitions
75%
Acquisitions
CAPEX
Debt Payments
Stock Repurchases
Other

[1] Sale of fixed assets, patent expenditures, dividends to non-controlling interest



Credit Facility Limit
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Debt/EBIDTA
1.8x
1.0x
2.4x
2009
2010
2011

Positive Net Cash Position Expected in 2012

- Earnings growth and improved working capital management catalysts for expected significant increase in operating cash flow
- Net CAPEX expected at the low-end of the $35 million to $40 million range
  - → New $22 million insulation coating facility at New Iberia, LA with joint venture partner Wasco Energy
  - → Second coating line in Camrose, Alberta, Canada
- Required $25 million debt repayment per terms of credit facility agreement

Balance Sheet Strength

- Maintained strong balance sheet through acquisition period from 2009-2011
- New $500 million credit facility established in 2011 on balance sheet strength and expected growth outlook
- Comfortably within debt covenants at the end of 2011
  - → Further improvement expected in 2012

WHAT'S THE DIFFERENCE? AEGION™

Aegion Aspires To Be A Fully Integrated Company

BEGINNING OF CROSS-SELLING OPPORTUNITIES

Water & Wastewater Group

Corrpro®/Insituform® Collaboration

Dayton, OH Municipal CIPP
Luminant Power Industrial CIPP

Commercial & Structural Group

Insituform®/Fibrwrap® Collaboration

Dow Chemical, 60"-84" Steel Pipe
Jackson, Mississippi, 84" Steel Pipe
Nucor Steel, 36" and 42" Steel Pipe

Energy & Mining Group

Chilean Candelaria Copper Mine (United/CRTS)
Marcellus Shell Frac Water Project (Bayou/CRTS)
Wasco Energy JV for UPS/Corrpro in Asia

TO CROSS-SELLING AS AN ACCELERATOR TO PLATFORM GROWTH

AEGION™

TO A SEAMLESS ORGANIZATION FOR INFRASTRUCTURE REHABILITATION

AEGION™

Appendix

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Earnings-per-Share

Income from Continuing Operations $ per Share	**Calendar Year** 2012 Guidance
Diluted Earnings (Loss) per Share	**$1.39-$1.59**
Acquisition Charges, Net	$0.01
Diluted Earnings (Loss) per Share **Excluding one-time Items**	**$1.40-$1.60**

Unmatched Expertise Drives United Pipeline Systems' Growth

Strategic Outlook

- Increase recurring revenue base in North America through long-term relationships
- Expand internationally in targeted markets with robust capital spend and focus on building key relationships with top international energy and mining customers
- Successfully execute Morocco phosphate lining project

Operating Capabilities

Pipe Size	2-inch to 52-inch outer diameter
Temperature	Water: 90°C; Oil/Emulsion: 65°C; Gas: 45°C
Pressure	Liner has no limit, pressure contained by host pipe; flange connections tested to 7,500 psi
Pipe Protection	Highly resistant to chemicals, acids, alkalis and salts

Typical Applications

Oil and Gas	Water injection and disposal systems, CO_2, crude oil and oil emulsion, sour and wet gas, offshore seawater injection
Mining	Tailings, concentrate, acid lines, water lines
Industrial/ Municipal	Chemical slurries, sodium carbonate, corrosive effluents, force sewer mains, transmission lines

Tite Liner® Technology



World leader in tight fit HDPE liner systems for 26 years

→Pioneered process and equipment

→Requested by top oil, gas and mining producers in every geography we serve

united®

Financial Metrics

Historical Average Gross Margins	25% to 30%
Historical Category Mix	50/50 oil & gas vs. mining
2011 Revenue	$123 million vs. $42 million in 2007
March 2012 Backlog	$101.2 million

WHAT'S THE DIFFERENCE? | AEGION™

Bayou Recovery Supported by Gulf of Mexico Activity

Strategic Outlook

- Gulf of Mexico activity provides additional balance to shale formation and oil sand markets in North America
- Insulation facility at New Iberia strengthens outlook in 2013
- New coating line in Canada increases capacity to meet demand for coating services

Insulation Coating JV with Wasco Energy

- $22 million insulation coating facility at New Iberia to be completed in Fall 2012
- Wasco Energy qualified line of insulation products for deepwater application
- Insulation products are two to three times more profitable than traditional coating offerings

Oil and Gas Pipeline Coatings

- 65 years of providing high quality pipe coating services in North America
- Products and services range from base fusion bonded epoxy to higher value interior, concrete, insulation and custom coatings to welding services
- Canadian facility strategically located to support oil sands and shale oil and gas deposits
- Unique New Iberia, Louisiana deep water port for accessing the Gulf of Mexico, Brazil and other Latin American offshore markets

Access to Onshore and Offshore Opportunities



Pipe Coating



Offshore Access

BAYOU

Financial Metrics

Historical Average Gross Margins	20% to 23%
Typical Category Mix	60/40 offshore vs. onshore
2011 Revenue	$100.3 million
March 2012 Backlog	$50.0 million

WHAT'S THE DIFFERENCE? AEGION™

CRTS Patented Technology for Highly Efficient Offshore Coatings

Strategic Outlook

- Path to growth similar to United Pipeline Systems
- Target key markets for offshore pipeline installation
- Build lasting relationships with owners where CRTS is a specified technology
- Build a resume of success to open new markets

Patented Internal Joint Coatings

- Manufactures technical equipment and delivers internal coating services for new pipeline construction
- Majority of revenues generated from coating of welded joints: CRTS charges the pipeline owner (or contractor) for each weld joint that is successfully coated and inspected by CRTS
- Unique CRTS robotic solution significantly increases joint coating rate, saving contractor significant costs in lay barge usage
- Diversified client base includes the world's largest oil, gas and pipeline companies and pipeline contractors

Key Projects

- 2012-2013: $30 to $35 million Saudi Aramco WASIT project
- 2011: $5.4 million KJO project: joint venture between Saudi Aramco and Kuwait Oil Company
- 2009: $1.3 million Kuwait Oil Company project
- 2008: $12 million Saudi Aramco Karan project

Pipeline Internal Field Joint Coatings Utilizing Specialized Robotic Equipment


Crawler / Battery Cart / Cleaner / Vacuum / Liquid Coater
CRTS

Offshore

SolidWorks model of CRTS 36" Internal Field Joint Coating Robot



Onshore

CRTS

Financial Metrics

Historical Average Gross Margins	+40%
2007-2011 Revenue Growth (Pro Forma Basis)	+13.6%
March 2012 Backlog	$31.4 Million

WHAT'S THE DIFFERENCE? | AEGION

Corrpro Expects Continued Growth in 2012

Strategic Outlook

- Growth in core North American market from government requirements for pipeline corrosion engineering design and monitoring
- Expansion in the Middle East
  - → Contract with Kuwait Oil Company
  - → Joint venture in Saudi Arabia (STARC)
- Predominant recurring revenue stream helps to balance project based revenues from other Energy & Mining businesses
  - → Accounted for nearly 50% of 2011 Energy & Mining revenues

Full Service Corrosion Management



Engineering Services



Cathodic protection

Corrosion Engineering

- Leading provider of protection against corrosion predominately for customers in the energy and water infrastructure industries
- Offers a comprehensive line of fully integrated corrosion protection including (i) engineering services, (ii) material sales, (iii) construction and installation, (iv) inspection, monitoring and maintenance service and (v) coating services
- Systems typically operate continuously requiring ongoing inspection, monitoring and maintenance
- Fostering key long-term relationships with a wide array of blue chip companies remains a core strength

corrpro®

Financial Metrics

Historical Average Gross Margins	24% to 27%
Typical Category Mix	50/50 services vs. installation
2011 Revenue	$203.4 million
March 2012 Backlog	$75.0 million

WHAT'S THE DIFFERENCE? AEGION™

Fibrwrap® Redefining Standards for Structural Rehabilitation



NSF
Certified to NSF/ANSI 61
ICC ES ESR-2103

Fiber-Reinforced Polymer (FRP)

- A composite material consisting of fibers (carbon, e-glass, kevlar, etc.) in conjunction with a polymer resin system to form FRP
  - → Aegion has the patented Tyfo® Fibrwrap® technology
- FRP materials have revolutionized the aerospace, automotive, marine and other commercial markets
- FRP composites capitalize on a high strength-to-weight ratio, low profile and inherent resistance to corrosive environments

FYFE
An Aegion™ Company

Key End Markets



Force Protection:
Primary and secondary events



Pipeline Rehabilitation:
Rehabilitation and repair



Concrete Repair:
Complete restoration





Exterior and Interior Strengthening:
Restore lost capacity or increase structural strength

Pipeline Cross Selling Opportunities with Insituform

FIBRWRAP® FOR WATER SYSTEMS AND STORAGE STRUCTURES

- Patented trenchless repair methods using the Tyfo® System gives water-based pipeline owners the option to address only suspect pipe segments
  - → Large-diameter pipeline strengthening, rehabilitation waterproofing and corrosion prevention
- NSF Standard 61 approved precision repair material can be designed as a fully structural system with no reliance on the host pipe for internal or external loads
  - → Seismic upgrades
  - → Strengthening for shear stress, ductility and flex loadings



CIPP AND FIBRWRAP® CROSS SELLING

- Large-diameter, high internal pressure pipelines
- Access constraints not suitable for Insituform® CIPP installation
- Non-circular cross sections, complex geometries and localized repairs
- Aboveground pipe where external Fibrwrap® may be ideal
- Host pipe thermal expansion causing challenges for CIPP – movement depth and multiple 90-degree bends


(E) MANHOLE
(E) GRADE
FIBRWRAP®
FOR PIPES 30" DIA. OR GREATER
CIPP LINER

FYFE
An Aegion™ Company

WHAT'S THE DIFFERENCE? | AEGION™

N. America Stabilized in 2011; Improving Margins & Cash in 2012

2012 Water and Wastewater Status



North America

- Repositioned business for profitability in current market conditions
- Stable bid table and higher margin projects in backlog for U.S.

Europe

- U.K. market showed signs of improvement in 2011
- France and Spain experience slowdown from improvement in fall of 2011
- Third-party product sales contribute to revenue growth and margins

Asia-Pacific

- Strong growth in Australia and emerging opportunities in Malaysia
- Revise business approach in India
- Complete older projects in Singapore
- Focus on project-based execution strategy in emerging CIPP markets

Strategy

- Improved margins in the U.S.
  - →Bidding discipline resulting in better backlog
  - →Investment in project management and logistics to manage larger number of transactions
  - →Annualized $4 million to $5 million in restructuring savings for North American Rehabilitation
- Higher-margin project acquisitions in key markets including the U.S.
- Execute European strategy of adopting route to market for maximum margins and return
- Continued growth in Australia with opportunities in Malaysia
- Revised approach in India

	3/31/12	12/30/11	3/31/11
Global Backlog ($M)	$184.6	$188.2	$245.2